UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010

TECHMEDIA ADVERTISING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52945

Nevada	98-0540833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o 62 Upper Cross Street, #04-01
Singapore  058353
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-65-65323001

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

We have received an OTCBB Delinquency Notification from the Financial Industry Regulatory Authority (“FINRA”), which was dated November 16, 2010.  The Notification states that, pursuant to NASD Rule 6530, unless the delinquent Form 10-K for the fiscal year ended July 31, 2010 has been received and time stamped by the SEC’s EDGAR system by 5:30 p.m. EST on December 16, 2010, our securities will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”) and therefore, will be removed.

We failed to file our Form 10-K by the prescribed time on December 16, 2010, and therefore, our securities were removed from the OTCBB effective December 20, 2010 and now trade only on the OTC Pink Sheets under the symbol “TECM”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 27, 2010

TECHMEDIA ADVERTISING, INC.
By:	/s/ Johnny Lian Tian Yong
Name:	Johnny Lian Tian Yong
Title:	President and Director